Consolidated Quarterly Financial Data - Unaudited (Tables)	12 Months Ended
Dec. 31, 2012
Consolidated Quarterly Financial Data - Unaudited
Schedule of unaudited consolidated quarterly financial data

The following tables provide unaudited consolidated quarterly financial data for the years ended December 31, 2011 and 2012 (in thousands, except per share data):

	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,		Dec. 31,
	2011	2011	2011	2011	2012	2012	2012		2012

Expenses:
Research and development	$384	$1,462	$1,921	$8,001 (a)	$8,150	$11,532	$11,876		$15,642
General and administrative	623	552	893	1,090	1,199	1,685	1,736		2,095
Acquired in-process research and development	500	—	—	—	—	7,000 (b)	—		1,000
Total expenses	1,507	2,014	2,814	9,091	9,349	20,217	13,612		18,737
Loss from operations	(1,507)	(2,014)	(2,814)	(9,091)	(9,349)	(20,217)	(13,612)		(18,737)
Interest income	4	7	14	13	20	39	53		40
Other income(expense)	(1,010)	—	—	—	—	—	—		—
Net loss	$(2,513)	$(2,007)	$(2,800)	$(9,078)	$(9,329)	$(20,178)	$(13,559)		$(18,697)

Net loss per share: basic and diluted	$(5.74)	$(4.11)	$(5.20)	$(15.41)	$(13.59)	$(21.31)	$(0.52	)(c)	$(0.70)

Weighted-average shares: basic and diluted	438	488	539	589	687	947	26,130	(c)	26,740

(a)    In the quarter ended December 31, 2011, the Company began to incur expenses related to rolapitant Phase 3 clinical trials.

(b)   In the quarter ended June 30, 2012, the Company paid a license fee to Merck for niraparib.

(c)    In July 2012, the Company completed its initial public offering, which resulted in net proceeds of approximately $78.0 million from the issuance of 6,430,183 shares of common stock, which includes the sale of 430,183 shares under the underwriters’ over-allotment option. In connection with the initial public offering, all of the outstanding shares of the Company’s convertible preferred stock were converted into 19,410,490 shares of common stock.